Financial instruments	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial instruments

15. Financial instruments

The Company's financial instruments consist of cash and cash equivalents, short-term and long-term investments, gold-linked loan, accounts receivable, accounts payable and accrued liabilities, and lease obligations.

The Company uses the following hierarchy for determining and disclosing fair value of financial instruments:

•
Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
•
Level 2: other techniques for which all inputs have a significant effect on the recorded fair value which are observable, either directly or indirectly.
•
Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

15. Financial instruments (continued)

	As at December 31, 2025
	Level 1	Level 2	Level 3	Total
	($)	($)	($)	($)
Recurring measurements
Financial assets at FVTPL
Short-term investments	1,548	—	—	1,548
Gold-linked loan	—	—	10,826	10,826
Financial assets at FVOCI
Long-term investments	—	—	2,486	2,486
	1,548	—	13,312	14,860

	As at December 31, 2024
	Level 1	Level 2	Level 3	Total
	($)	($)	($)	($)
Recurring measurements
Financial assets at FVTPL
Short-term investments	214	—	—	214
Gold-linked loan	—	—	10,739	10,739
Financial assets at FVOCI
Long-term investments	—	—	1,390	1,390
Financial liabilities at FVTPL
Embedded derivative	—	—	(1,309)	(1,309)
	214	—	10,820	11,034

There were no transfers between the levels of the fair value hierarchy during the year ended December 31, 2025.

The Company's short-term investments are initially recorded at fair value and subsequently revalued to their fair market value at each period end based on inputs such as quoted equity prices.

The Company's short-term investments are measured at fair value on a recurring basis and classified as level 1 within the fair value hierarchy. The fair value of the gold-linked loan is classified as Level 3 and is determined based on a discounted cash flow approach, which includes significant inputs not based on observable market data such as long-term gold price and expected volatility of gold.

The Company's long-term investment is classified as Level 3 and measured based on data such as the price paid by arm's length parties in recent transactions.

The fair value of the Company's other financial instruments, which include cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities approximate their carrying values due to their short term to maturity. Lease obligations are measured at amortized cost. The fair value of lease obligations approximate their carrying values as their interest rates are comparable to current market rates.

15.1 Financial risk management objectives and policies

The financial risk arising from the Company's operations are credit risk, liquidity risk, currency risk, equity price risk and interest rate risk. These risks arise from the normal course of operations and all transactions undertaken are to support the Company's ability to continue as a going concern. The risks associated with financial instruments and the policies on how the Company mitigates these risks are set out below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

15.2 Credit risk

Credit risk is the risk of an unexpected loss if a customer or third-party to a financial instrument fails to meet its contractual obligations. Credit risk for the Company is primarily associated with the Company's bank balances, accounts receivable and gold-linked loan. The Company's bank balances are primarily held with a Schedule I chartered bank in Canada and its US affiliates. The Company's maximum exposure to credit risk is equivalent to the carrying value of its cash and cash equivalents in excess of the amount of government deposit insurance coverage for each financial institution, and the carrying amount of its accounts receivable and gold-linked loan. In order to mitigate its exposure to credit risk, the Company closely monitors its financial assets.

15. Financial instruments (continued)

15.3 Liquidity risk

Liquidity risk is the risk that the Company will not be able to settle or manage its obligations associated with financial liabilities. To manage liquidity risk, the Company closely monitors its liquidity position and ensures it has adequate sources of funding to finance its projects and operations. The Company's working capital (current assets less current liabilities) as at December 31, 2025, was $17,928 (2024: $2,012). The Company's accounts payable and accrued liabilities are expected to be realized or settled, respectively, within a one-year period.

The Company's future profitability will be dependent on the royalty and streaming income to be received from mine operators. Royalties and streams are based on a percentage of the minerals or the products produced, or revenue or profits generated from the property which is typically dependent on the prices of the minerals the property operators are able to realize. Mineral prices are affected by numerous factors such as interest rates, exchange rates, inflation or deflation and global and regional supply and demand. In managing liquidity risk, the Company takes into account the anticipated cash flows from operating activities and its holding of cash and short-term investments. The Company believes it has the adequate liquidity to meet its obligations and to finance its planned activities.

	Payments Due by Period
	Total	Less than 1 year	1 – 3 years	4 – 5 years	After 5 years
	($)	($)	($)	($)	($)
Lease obligations	200	96	104	—	—

15.4 Currency risk

The Company is exposed to foreign exchange risk when the Company undertakes transactions and holds assets and liabilities in currencies other than its functional currency. The Company currently does not engage in foreign exchange currency hedging. The currency risk on the Company's cash and cash equivalents, short-term investments, other receivables, accounts payable and accrued liabilities and lease obligations are minimal.

15.5 Equity price risk

The Company is exposed to equity price risk associated with its investments in other mining companies. The Company's short-term investments consisting of common shares are exposed to significant equity price risk due to the potentially volatile and speculative nature of the businesses in which the investments are held. Based on the Company's short-term investments held as at December 31, 2025, a 10% change in the market price of these investments would have an impact of approximately $113 on net loss. The Company is not exposed to significant equity price risk related to its short-term investments.

15.6 Interest rate risk

The Company's exposure to interest rate risk arises from the impact of interest rates on its cash and secured revolving credit facility, which bear interest at fixed or variable rates. The interest rate risks on the Company's cash balances are minimal. The Company's secured revolving credit facility bears a interest rate based on SOFR plus applicable margin ranging from 2.50% to 3.50% based on the Company's leverage ratio, and an increase (decrease) of 10 basis point in the applicable rate of interest would not have a significant impact on the net loss for the year ended December 31, 2025. The Company's lease obligations are determined using the interest rate implicit in the lease and an increase (decrease) of 10 basis points would not have a significant impact on the net loss for the year ended December 31, 2025.